Exhibit 10.1

root9B Technologies, Inc.
1185 Avenue of the Americas, Suite 1750
New York, New York 10036

February 25, 2016

Kenneth T. Smith
1301 Piccadilly Dr.
Charlotte, NC  28211
E-mail: kensmith1301@gmail.com

Dear Mr. Smith:

Reference is hereby made to that certain Independent Contractor Consulting Agreement dated as of November 11, 2015 by and between Kenneth T. Smith and root9B Technologies, Inc. (the “Company”), attached as Exhibit A hereto (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 3 of the Agreement, the Term of the Agreement was to continue through February 28, 2016, unless sooner terminated in accordance with the provisions of the Agreement.  The parties desire to extend the Term of the Agreement, and therefore agree to amend the Agreement by deleting Section 3 thereof and replacing it, in its entirety, with the following:

“The term of this Agreement shall commence as of November 23, 2015 and continue through March 13, 2016, unless sooner terminated in accordance with the provisions of this Agreement (the “Term”).”

Upon the execution of this letter agreement by each of the undersigned, the Agreement shall be deemed amended to the extent set forth herein.  All other terms and provisions of the Agreement shall remain in full force and effect.  If there is any inconsistency with the terms of the Agreement and this letter agreement, the terms of this letter agreement shall govern.  This letter agreement is intended to be a final expression of the parties’ agreement to amend the Agreement and is intended to be a complete and exclusive statement of the parties’ agreement and understanding with respect to such amendment.  This letter agreement may not be modified or amended except by a written agreement signed by all of the undersigned.

Sincerely,

___________________________
Brian King
Chief Operating Officer

Agreed to and accepted:

___________________________
Kenneth T. Smith

Exhibit A

Independent Contractor Consulting Agreement